AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT is made as of June 1, 2018, and amended as of October 3, 2008 and May 20, 2015, among Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust, for itself and on behalf of its series listed from time to time in Schedule A and B attached hereto (individually referred to as the “Fund” or collectively referred to as the “Funds”), Wells Fargo Master Trust(“Master Trust”), a Delaware statutory trust, and Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”), a limited liability company organized under the laws of the State of Delaware.

WHEREAS, each of the Trust and Master Trust is an open-end investment company registered under the Investment Company Act of 1940; and

WHEREAS, Funds Management serves as investment adviser and/or administrator to each of the Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) and/or an administration agreement (the “Administration Agreement”);

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Limitation on Total Operating Expense Ratios.  The Adviser hereby agrees to waive any advisory fees payable to it under the Investment Advisory Agreement, waive any administration fees payable to it under the Administration Agreement, and/or reimburse other expenses of the Funds or a class to the extent necessary to maintain a total operating expense ratio for each class of each Fund that does not exceed its capped operating expense ratio (each, a “Capped Operating Expense Ratio”) as set forth from time to time in Schedule A attached hereto (each, a “Commitment”).  The operating expenses that may not exceed the Capped Operating Expense Ratio do not include expenses that are not included in calculating a fund’s operating expense ratio as reflected in its audited financial highlights (such as brokerage commissions, stamp duty fees, interest, taxes or acquired fund fees and expense), prime broker fees, dividend and interest expense on securities sold short and do not include Extraordinary Expenses.  Extraordinary Expenses shall include other expenses as are determined by a vote of the majority of the Trustees to be Extraordinary Expenses for this purpose.

2. Application of the Commitments to Tiered Funds.  A Fund that invests in shares of a money market Fund need not attribute the money market Fund’s fees to the investing Fund’s operating expenses.  A non-WealthBuilder Fund that invests in shares of a Wells Fargo Master Trust portfolio or in shares of a non-money market Fund shall attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses.  A Dynamic Target Date Fund that invests in securities of any registered investment company other than a money market Fund shall attribute the registered investment company’s fees to the investing Fund’s operating expenses.  A WealthBuilder Fund that invests in shares of a Wells Fargo Master Trust Portfolio or in shares of a non-money market Fund need not attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses.   Except as expressly provided in this Section 2, a Fund that invests in securities of any registered investment company need not attribute the fees of such other registered investment company to the investing Fund’s operating expenses.

3.  Duration of the Commitments.

(a) Initial Waiver.  The parties agree that Funds Management will maintain the Capped Operating Expense Ratios until the expiration/renewal date specified in Schedule A (the “Expiration/Renewal Date”).

(b) Automatic Renewal of the Commitments.  The parties agree that each Commitment will renew automatically for a period of one year from each anniversary of the Expiration/Renewal Date unless, prior to such anniversary date: (i) Funds Management provides notice to the Board to the effect that it has elected not to renew a Commitment for a full year with respect to one or more specified Funds or classes; (ii) Funds Management provides notice to the Board to the effect that it has elected to reduce a listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes; and/or (iii) the Board approves an increase to the listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes.  The notice referred to in subparagraphs (i) and (ii), above, or in subparagraph (i) of Subsection 3(c), may take the form of presentation materials delivered to the Board at or before a meeting of the Board, a presentation to the Board at a meeting that is reflected in the minutes of such meeting, or written notice delivered to the Board.

(c) Funds Management’s Obligations Following Non-Renewal of a Commitment.  Following any non-renewal of a Commitment with respect to one or more specified Funds or classes pursuant to Subsection 3(b), Funds Management will nevertheless maintain the listed Capped Operating Expense Ratio of the Fund or class until such time as:  (i) Funds Management provides notice to the Board that it is reinstating the Commitment with respect to the Fund or class at the same or a reduced Capped Operating Expense Ratio, in which case the provisions of Subsection 3(b) shall govern thereafter; (ii) the Board approves an increase in the listed Capped Operating Expense Ratio, in which case the provisions of Subsection 3(d) shall govern; or (iii) the Board approves the elimination of any obligation to maintain a specified ratio.

(d) Board Approval of an Increase in a Capped Operating Expense Ratio.  If the Board approves an increase in the listed Capped Operating Expense Ratio of a Fund or class, Funds Management’s Commitment to maintain the higher Capped Operating Expenses Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b).

(e) Funds Management’s Ability to Reduce a Capped Operating Expense Ratio or Extend the Term of a Commitment.  Notwithstanding any other provision of this Agreement, Funds Management may reduce the Capped Operating Expense Ratio of a Fund or a class, or extend the term of the Commitment to maintain the Capped Operating Expense Ratio of a Fund or a class, without prior approval of the Board.  Funds Management shall inform the Board of any action taken under this Subsection no later than the next regularly scheduled Board meeting.  Unless Funds Management informs the Board that the reduced Capped Operating Expense Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b), the Capped Operating Expense Ratio of the Fund or class will revert to the Capped Operating Expense Ratio previously in effect at the next Expiration/Renewal Date.

4. Modification; Amendment.  No modification or amendment to this Agreement shall be binding unless in writing and executed by Funds Management, the Trust and, if affected thereby, Wells Fargo Master Trust.  Notwithstanding the foregoing, the parties hereby agree that the Schedules may be amended or supplemented by having Funds Management, the Trust and, if affected thereby, Wells Fargo Master Trust execute updated Schedules, without having such action constitute a modification or amendment to this Agreement.  Among other matters, the parties intend that: (a) Schedule A shall be updated to reflect any additional Funds or classes that are established from time to time by the Trust and as to which a Capped Operating Expense Ratio is established; (b) Schedule A shall be updated to reflect any increases to Capped Operating Expense Ratios that have been approved by the Board or any reductions in Capped Operating Expense Ratios that have been implemented pursuant to the notice provisions of Subsections 3(b) or 3(c), or any reductions implemented by Funds Management pursuant to Subsection 3(e); (c) Schedule A shall be updated to reflect any term extensions implemented by Funds Management pursuant to Section 3(e); and (d) Schedule A shall designate any Funds or classes as to which a Commitment has not been renewed until (i) a Commitment is reinstated pursuant to Subsection 3(c) or 3(d), or (ii) the Board approves the elimination of any obligation to maintain a specified ratio, at which time such Fund or class shall be moved to Schedule B.

5. Entire Agreement.  This Amended and Restated Agreement constitutes the entire agreement of the parties with respect to its subject matter.  Each provision herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.  In addition, each provision herein shall be treated as separate and independent with respect to each Fund.

IN WITNESS WHEREOF, the parties have duly executed this Amended and RestatedAgreement as ofJune 1, 2018.

WELLS FARGO FUNDS TRUST, for itself and on

behalf of its series listed from time to time on the

Schedules attached hereto

By_____________________________

Andrew Owen

President

WELLS FARGO MASTER TRUST

By_____________________________

Andrew Owen

President

WELLS FARGO FUNDS MANAGEMENT, LLC

By_____________________________

Paul Haast

Senior Vice President

SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.71% 0.57% 0.33%	August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018 August 31, 2018
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Alternative Strategies Fund[1,2] Class A Class C Administrator Class Institutional Class	2.22% 2.97% 2.07% 1.97%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	1.60% 2.35% 1.50% 1.25%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Asset Allocation Fund Class A Class C Class R Class T Administrator Class Institutional Class	1.13% 1.88% 1.38% 0.87% 0.95% 0.80%	August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2018 August 31, 2020 August 31, 2020
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.08% 1.83% 0.65% 1.00% 0.75%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
C&B Mid Cap Value Fund[3] Class A Class C Administrator Class Institutional Class	1.25% 2.00% 1.15% 0.90%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Capital Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.60% 0.94% 0.70%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Colorado Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 0.85% 1.10% 0.85%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Conservative Income Fund Institutional Class	0.27%	December 31, 2018
Core Bond Fund Class A Class C Class R Class R4 Class R6 Class T Administrator Class Institutional Class	0.78% 1.53% 1.03% 0.52% 0.37% 0.78% 0.70% 0.42%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Core Plus Bond Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.73% 1.48% 0.35% 0.73% 0.62% 0.40%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.43% 0.87% 0.74% 0.48%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.84% 1.15% 0.89%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Diversified Capital Builder Fund Class A Class C Class T Administrator Class Institutional Class	1.20% 1.95% 1.20% 1.05% 0.78%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Diversified Equity Fund Class A Class C Administrator Class	1.25% 2.00% 1.00%	September 30, 2019 September 30, 2019 September 30, 2019
Diversified Income Builder Fund[4] Class A Class C Class T Administrator Class Institutional Class	0.85% 1.60% 1.08% 0.77% 0.52%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.89% 1.25% 0.99%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Dynamic Target Today Fund Class A Class C Class R4 Class R6	0.91% 1.66% 0.67% 0.52%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2015 Fund Class A Class C Class R4 Class R6	0.97% 1.72% 0.69% 0.54%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2020 Fund Class A Class C Class R4 Class R6	0.99% 1.74% 0.71% 0.56%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2025 Fund Class A Class C Class R4 Class R6	1.01% 1.76% 0.73% 0.58%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2030 Fund Class A Class C Class R4 Class R6	1.03% 1.78% 0.75% 0.60%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2035 Fund Class A Class C Class R4 Class R6	1.04% 1.79% 0.76% 0.61%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2040 Fund Class A Class C Class R4 Class R6	1.05% 1.80% 0.77% 0.62%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2045 Fund Class A Class C Class R4 Class R6	1.05% 1.80% 0.77% 0.62%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2050 Fund Class A Class C Class R4 Class R6	1.05% 1.80% 0.77% 0.62%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2055 Fund Class A Class C Class R4 Class R6	1.05% 1.80% 0.77% 0.62%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Dynamic Target 2060 Fund Class A Class C Class R4 Class R6	1.05% 1.80% 0.77% 0.62%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Emerging Growth Fund[5] Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 0.90%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Emerging Markets Bond Fund	0.00%	June 30, 2019
Emerging Markets Equity Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	1.58% 2.33% 1.15% 1.58% 1.46% 1.19%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	1.62% 2.37% 1.87% 1.17% 1.62% 1.45% 1.22%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Endeavor Select Fund Class A Class C Administrator Class Institutional Class	1.20% 1.95% 1.00% 0.80%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Factor Enhanced Emerging Markets Fund	0.00%	June 30, 2019
Factor Enhanced Institutional Fund	0.00%	June 30, 2019
Factor Enhanced Large Cap Fund	0.00%	June 30, 2019
Factor Enhanced Small Cap Fund	0.00%	June 30, 2019
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	1.55% 2.30% 1.40% 1.15%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Government Money Market Fund Class A Administrator Class
Institutional Class
Select Class Service Class Sweep Class	0.60% 0.35% 0.20% 0.14% 0.50% 0.77%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.64% 0.48%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Growth Balanced Fund Class A Class C Administrator Class	1.13% 1.88% 0.95%	September 30, 2019 September 30, 2019 September 30, 2019
Growth Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	1.16% 1.91% 0.70% 1.16% 0.96% 0.75%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.93% 1.68% 0.93% 0.80% 0.53%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
High Yield Corporate Bond Fund	0.00%	June 30, 2019
High Yield Municipal Bond Fund[6] Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	1.08% 1.83% 0.90% 0.75%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Index Fund Class A Class C Administrator Class	0.45% 1.20% 0.25%	September 30, 2019 September 30, 2019 September 30, 2019
Intermediate Tax/AMT-Free Fund[7] Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.60% 0.45%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.65% 0.85% 0.70%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
International Equity Fund[8] Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.84% 1.14% 1.14% 0.89%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
International Government Bond Fund	0.00%	June 30, 2019
International Value Fund[9] Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 1.00%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 1.00%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Intrinsic Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.36% 0.65% 0.95% 0.70%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 0.95%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.08% 1.83% 1.33% 0.65% 0.97% 0.67%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Low Volatility U.S. Equity Fund[10] Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Moderate Balanced Fund[11] Class A Class C Administrator Class	1.15% 1.90% 0.90%	September 30, 2019 September 30, 2019 September 30, 2019
Money Market Fund Class A Class C Premier Class Service Class	0.60% 1.35% 0.20% 0.50%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Municipal Bond Fund[12] Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.60% 0.48%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2019 May 31, 2019 May 31, 2019
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.60% 0.30% 0.20% 0.45%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2018 October 31, 2018 October 31, 2018
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	1.30% 2.05% 1.55% 1.10% 0.85%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Opportunity Fund[13] Class A Class C Administrator Class Institutional Class	1.21% 1.96% 1.00% 0.75%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2018 October 31, 2018 October 31, 2018
Precious Metals Fund Class A Class C Administrator Class Institutional Class	1.09% 1.84% 0.95% 0.79%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Class T Administrator Class Institutional Class	1.11% 1.86% 0.80% 0.65% 1.11% 1.00% 0.70%	November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018 November 30, 2018
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.40% 0.60% 0.45%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.37% 0.60% 0.42%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Short-Term Bond Fund[14] Class A Class C Institutional Class	0.72% 1.47% 0.45%	December 31, 2018 December 31, 2018 December 31, 2018
Short-Term High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.81% 1.56% 0.81% 0.65% 0.50%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Short-Term Municipal Bond Fund[15] Class A Class C Administrator Class Institutional Class	0.63% 1.38% 0.60% 0.40%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Small Cap Core Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.25% 1.00%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Small Cap Opportunities Fund[16,17] Class R6 Administrator Class Institutional Class	0.85% 1.20% 0.95%	July 31, 2018 July 31, 2018 July 31, 2018
Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.83% 1.08% 0.88%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.20% 0.95%	September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018 September 30, 2018
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.75% 1.05% 0.85%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Specialized Technology Fund[18] Class A Class C Administrator Class Institutional Class	1.41% 2.16% 1.31% 1.06%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Special Mid Cap Value Fund[19] Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	1.19% 1.94% 1.44% 0.76% 1.22% 1.11% 0.85%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.34% 2.09% 1.59% 0.89% 1.20% 0.94%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Strategic Municipal Bond Fund[20] Class A Class C Administrator Class Institutional Class	0.82% 1.57% 0.68% 0.48%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.15% 0.90%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.60% 0.35% 0.20% 0.45% 0.83%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.55% 0.35%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Ultra Short-Term Municipal Income Fund[21] Class A Class C Administrator Class Institutional Class	0.67% 1.42% 0.60% 0.37%	October 31, 2018 October 31, 2018 October 31, 2018 October 31, 2018
U.S. Core Bond Fund	0.00%	June 30, 2019
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	1.14% 1.89% 0.95% 0.78%	July 31, 2018 July 31, 2018 July 31, 2018 July 31, 2018
WealthBuilderConservative Allocation Fund[22] Class A Class C	0.75% 1.50%	September 30, 2018 September 30, 2018
WealthBuilderEquity Fund[23] Class A Class C	0.75% 1.50%	September 30, 2018 September 30, 2018
WealthBuilderGrowth Allocation Fund[24] Class A Class C	0.75% 1.50%	September 30, 2018 September 30, 2018
WealthBuilderGrowth Balanced Fund[25] Class A Class C	0.75% 1.50%	September 30, 2018 September 30, 2018
WealthBuilderModerate Balanced Fund[26] Class A Class C	0.75% 1.50%	September 30, 2018 September 30, 2018
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2018 October 31, 2018 October 31, 2018
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.60% 0.30% 0.20% 0.50% 0.83%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019

Schedule A amended:  June 1, 2018

1. Reference is made to that certain Investment Sub-Advisory Agreement among the Trust, on behalf of the Alternative Strategies Fund, the Adviser and The Rock Creek Group, LP (“Rock Creek”), as a sub-adviser to the Alternative Strategies Fund, pursuant to which Rock Creek is authorized to invest, from time to time, a portion of the Alternative Strategies Fund’s assets (“Rock Creek Portion”) in shares of registered investment companies (each such company, other than a money market Fund, an “Underlying Fund”).  The provisions of Section 3 of the Amended and Restated Fee Agreement (the “Fee Agreement”) to which this Schedule A relates shall apply to the Capped Operating Expense Ratios of the respective share classes of the Alternative Strategies Fund stated in the table above (the “Baseline Capped Operating Expense Ratios”).  In addition to the foregoing, to the extent that the Rock Creek Portion invests in securities of any Underlying Fund, the Adviser also hereby agrees to additionally waive any advisory fees payable to it under the Investment Advisory Agreement, additionally waive any administration fees payable to it under the Administration Agreement, and/or additionally reimburse other expenses of the Funds or a class in an amount equal to the fees of such Underlying Fund held in the Rock Creek Portion (which shall be calculated based on the net operating expense ratio of the relevant share class of such Underlying Fund contained in the Underlying Fund’s most recently published annual or semi-annual report) (such additional waivers, the “Rock Creek Underlying Fund Waivers”); provided, however, notwithstanding the provisions of Section 3 of the Fee Agreement, the amount of the Rock Creek Underlying Fund Waivers, if any,  may increase or decrease from time to time without notice to, or approval by, the Board, so long as: (i) the initial term and renewal of the Adviser’s commitment to make the Rock Creek Underlying Fund Waivers remain subject to the provisions of Section 3 of the Fee Agreement, and (ii) the Baseline Capped Operating Expense Ratios remain subject to the provisions of Section 3 of the Fee Agreement.

2. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust was notified of reductions to the net operating expense ratio (NOER) for each share class of the Alternative Strategies Fund.  Effective November 1, 2018 the NOERs will be as follows through October 31, 2019:  Class A 2.19%; Class C 2.94%; Administrator Class 2.04%; Institutional Class 1.89%

3.On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the C&B Mid Cap Value Fund with a net operating expense ratio of 0.80%, effective on or about August 1, 2018 through January 31, 2020.

4.  On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Diversified Income Builder Fund with a net operating expense ratio of 0.42%, effective on or about August 1, 2018 through January 31, 2020.

5.  On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Emerging Growth Fund with a net operating expense ratio (NOER) of 0.85%, effective on or about August 1, 2018 through September 30, 2019.  In addition, effective concurrently with the launch of Class R6, the NOERs for Class A and Class C will be reduced to 1.28% and 2.03%, respectively.

6.  On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the High Yield Municipal Bond Fund with a net operating expense ratio (NOER) of 0.50%, effective on or about August 1, 2018 through October 31, 2019.  In addition the Board of Trustees was also notified of reductions to the NOER for each share class of the High Yield Municipal Bond Fund.  Effective November 1, 2018 the NOERs will be as follows through October 31, 2019:  Class A 0.80%; Class C 1.55%; Administrator Class 0.70%; Institutional Class 0.55%

7.   On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Intermediate Tax/AMT-Free Fund with a net operating expense ratio of 0.40%, effective on or about August 1, 2018 through October 31, 2019.

8.   On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust was notified of reductions to the net operating expense ratio (NOER) for Class R6 and Institutional Class of the International Equity Fund.  Effective March 1, 2019 the NOERs will be as follows through February 29, 2020:  Class R6 0.79%; Institutional Class 0.84%

9.   On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the International Value Fund with a net operating expense ratio of 0.90%, effective on or about August 1, 2018 through September 30, 2019.

10. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust was notified of reductions to the net operating expense ratio (NOER) for each share class of the Low Volatility U.S. Equity Fund.  Effective December 1, 2018 the NOERs will be as follows through November 30, 2019:  Class A 0.73%; Class C 1.48%; Class R6 0.30%; Administrator Class 0.65%; Institutional Class 0.40%

11. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of an Institutional Class to the Moderate Balanced Fund with a net operating expense ratio of 0.80%, effective on or about August 1, 2018 through September 30, 2019.

12. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Municipal Bond Fund with a net operating expense ratio of 0.43%, effective on or about August 1, 2018 through October 31, 2019.

13. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust was notified of reductions to the net operating expense ratio (NOER) for Class A and Class C of the Opportunity Fund.  Effective February 1, 2019 the NOERs will be as follows through January 31, 2020:  Class A 1.18%; Class C 1.93%

14. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Short-Term Bond Fund with a net operating expense ratio of 0.40%, effective on or about August 1, 2018 through December 31, 2019.

15. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Short-Term Municipal Bond Fund with a net operating expense ratio of 0.35%, effective on or about August 1, 2018 through October 31, 2019.

16. On February 28, 2018, the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Small Cap Opportunities Fund to the Disciplined Small Cap Fund.  The Board was also notified of a reduction to the net operating expense ratio (NOER) for each share class.  The name change and NOER reduction will become effective on or about June 27, 2018, pending shareholder approval of a new sub-advisory agreement. The NOERs will be as follows through July 31, 2019: Class R6 0.50%; Administrator Class 0.85%; Institutional Class 0.60%

17. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class A to the Small Cap Opportunities Fund.  Effective on or about August 1, 2018, the net operating expense ratio for Class A will be 0.93% through July 31, 2020.

18. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust was notified of reductiosn to the net operating expense ratio (NOER) for each share class of the Specialized Technology Fund.  Effective August 1, 2018 the NOERs will be as follows through July 31, 2019:  Class A 1.38%; Class C 2.13%; Administrator Class 1.28%; Institutional Class 1.03%

19. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust was notified of reductions to the net operating expense ratio (NOER) for each share class of the Special Mid Cap Value Fund.  Effective February 1, 2019 the NOERs will be as follows through January 31, 2020:  Class A 1.16%; Class C 1.91%; Class R 1.41%; Class R6 0.73%; Administrator Class 1.08%; Institutional Class 0.83%

20. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Strategic Municipal Bond Fund with a net operating expense ratio of 0.43%, effective on or about August 1, 2018 through October 31, 2019.

21. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Ultra Short-Term Municipal Income Fund with a net operating expense ratio of 0.32%, effective on or about August 1, 2018 through October 31, 2019.

22. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of an Institutional Class to the WealthBuilder Conservative Allocation Fund with a net operating expense ratio of 0.42%, effective on or about August 1, 2018 through September 30, 2019.

23. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of an Institutional Class to the WealthBuilder Equity Fund with a net operating expense ratio f 0.42%, effective on or about August 1, 2018 through September 30, 2019.

24. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of an Institutional Class to the WealthBuilder Growth Allocation Fund with a net operating expense ratio of 0.42%, effective on or about August 1, 2018 through September 30, 2019.

25. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of an Institutional Class to the WealthBuilder Growth Balanced Fund with a net operating expense ratio of 0.42%, effective on or about August 1, 2018 through September 30, 2019.

26. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of an Institutional Class to the WealthBuilder Moderate Balanced Fund with a net operating expense ratio of 0.42%, effective on or about August 1, 2018 through September 30, 2019.

The foregoing schedule of capped operating expense ratios is agreed to as of June 1, 2018 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

        Andrew Owen

        President

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
    Paul Haast

    Senior Vice President

As of May 18, 2004

Amended and Restated Fee and Expense Agreement

Schedule B

WELLS FARGO FUNDS TRUST

Not Subject to Capped Operating Expense Ratios

Name of Fund/Class	Date of Removal from Schedule A